UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 19, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12504	95-4448705
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700 Santa Monica, California		90401
(Address of Principal Executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (310) 394-6000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 18, 2010, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement dated February 18, 2010 (the “February Prospectus Supplement”) to its prospectus dated November 26, 2008, which was included in its automatic shelf registration statement on Form S-3 (No. 333-155742) (the “Registration Statement”). The February Prospectus Supplement relates to the 430,085 shares of the Company’s common stock that were or may be issued in connection with a distribution made by The Macerich Partnership, L.P., the Company’s operating partnership, on March 22, 2010.

The Company is filing the opinion of its counsel, Venable LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the February Prospectus Supplement.

Additionally, on March 19, 2010, the Company filed with the SEC a prospectus supplement dated March 19, 2010 (the “March Prospectus Supplement”) to its prospectus dated November 26, 2008, which was included in the Registration Statement.  The March Prospectus Supplement relates to the 50,000 shares of the Company’s common stock that may be issued in connection with adjustments to the conversion ratios of certain outstanding units that may be redeemed for the Company’s common stock.

The Company is filing the opinion of its counsel, Venable LLP, as Exhibit 5.2 hereto, regarding the legality of the shares of common stock covered by the March Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+5.1	Opinion of Venable LLP as to the legality of the securities being registered.

+5.2	Opinion of Venable LLP as to the legality of the securities being registered.

+23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+23.2	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.2 and incorporated herein by reference).

+ Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: Richard A. Bayer

/s/ Richard A. Bayer
Senior Executive Vice President, Chief Legal Officer and Secretary

Date: March 22, 2010

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+5.1	Opinion of Venable LLP as to the legality of the securities being registered.

+5.2	Opinion of Venable LLP as to the legality of the securities being registered.

+23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+23.2	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.2 and incorporated herein by reference).

+ Filed herewith.

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